John Hancock Funds II

Fundamental All Cap Core Fund (the fund)

Supplement dated June 24, 2021 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)

Effective July 1, 2021, the Fees and expenses table and the Expense example table in the “Fund summary” section for the fund are revised and restated as follows:

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A	C	I	R2	R4	R6
Management fee	0.68	0.68	0.68	0.68	0.68	0.68
Distribution and service (Rule 12b-1) fees	0.30	1.00	0.00	0.25	0.25	0.00
Other expenses
Service plan fee	0.00	0.00	0.00	0.25	0.10[1]	0.00
Additional other expenses	0.42[2]	0.42[2]	0.42[2]	0.31	0.31	0.31
Total other expenses	0.42	0.42	0.42	0.56	0.41	0.31
Total annual fund operating expenses	1.40	2.10	1.10	1.49	1.34	0.99
Contractual expense reimbursement[3]	–0.26	–0.26	–0.26	–0.27	–0.37[4]	–0.27
Total annual fund operating expenses after expense reimbursements	1.14	1.84	0.84	1.22	0.97	0.72

1	“Service plan fee” has been restated to reflect maximum allowable fees.

2	“Other expenses” have been restated from fiscal year amounts to reflect current fees and expenses.

3	The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.71% of average daily net assets of the fund. For purposes of this agreement, “expenses of the fund” means all fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) class-specific expenses, (f) borrowing costs, (g) prime brokerage fees, (h) acquired fund fees and expenses paid indirectly, and (i) short dividend expense. This agreement expires on November 30, 2022, unless renewed by mutual agreement of the advisor and the fund based upon a determination that this is appropriate under the circumstances at that time. The advisor also contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2023, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

4	The distributor contractually agrees to limit its Rule 12b-1 fees for Class R4 shares to 0.15%. This agreement expires on November 30, 2022, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then, except as shown below, assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	A	C		I	R2	R4	R6
		Sold	Not Sold
1 year	610	287	187	86	124	99	74
3 years	897	633	633	324	445	388	288
5 years	1,204	1,105	1,105	581	788	699	521
10 years	2,074	2,232	2,232	1,317	1,756	1,580	1,188

You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference.

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